SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                           -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  FEBRUARY 5, 2014

                    PATRIOT TRANSPORTATION HOLDING, INC.

---------------------------------------------------------------------------

          (Exact name of registrant as specified in its charter)


	   FLORIDA		0-17554		59-2924957
	   --------------	----------	---------------
	   (State or other	(Commission	(I.R.S. Employer
	   Jurisdiction		File Number)	Identification No.)
	   of incorporation


200 W. Forsyth Street
7th Floor
Jacksonville, Florida					32202
---------------------------------------------		--------
(Address of principal executive offices)		(Zip Code)


Registrant's telephone number, including area code:  (904) 858-9164

---------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CRF 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                              FEBRUARY 5, 2014


ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

	On February 5, 2014, Patriot Transportation Holding, Inc.
(the "Company") held its 2014 Annual Meeting of Shareholders (the "Annual Meeting"). There were 9,570,220 shares entitled to be voted.
9,321,178 shares were represented in person or by proxy at the meeting. At the Annual Meeting:

	(1)	The shareholders voted to elect each of the two (2) director nominees.

	(2)	The shareholders voted to ratify the Audit Committee's
selection of Hancock Askew & Co., LLP as the independent registered public accounting firm for fiscal 2014.

	(3)	The shareholders approved on an advisory basis of the
compensation of the Company's named executive officers as disclosed in the proxy statement.

	The Company's inspector of elections certified the following vote tabulations:

Board of Directors

                                     Votes       Votes       Broker
Nominee	                              For       Withheld    Non-Votes
-------                            ---------    --------    ---------

Thompson S. Baker II               7,324,474     388,159    1,608,545
Martin E. Stein, Jr.               7,618,158      94,475    1,608,545


Independent Auditor

Ratification of independent auditor

                                     Votes       Votes       Votes
                                      For       Against     Withheld
                                   ---------    --------    ---------

                                   9,312,966       8,173           39

Executive Compensation

Advisory vote on executive compensation

                        Votes        Votes       Votes       Broker
                         For        Against     Withheld    Non-Vote
                      ---------     --------    --------    ---------

                      7,670,814       36,227       5,592    1,608,545

                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  FEBRUARY 11, 2014	By:  /s/ John D. Milton, Jr.
      				------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer